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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of CheckFree Corporation (the "Company"), hereby appoints Peter F. Sinisgalli, David E. Mangum, and Curtis A. Loveland as his attorneys, or any of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 6,000,000 shares of Common Stock, $.01 par value, to be sold and distributed by the Company pursuant to the Company's 2002 Stock Incentive Plan, as amended from time to time, (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 8th day of August 2002.


           Signature                                                   Title


     /s/ Peter J. Kight                                       Chairman of the Board of Directors and
--------------------------------------------                  Chief Executive Officer
     Peter J. Kight                                           (Principal Executive Officer)


     /s/ David E. Mangum                                      Executive Vice President and Chief Financial Officer
--------------------------------------------                  (Principal Financial Officer)
     David E. Mangum


     /s/ Joseph P. McDonnell                                  Vice President, Controller and
--------------------------------------------                  Chief Accounting Officer
     Joseph P. McDonnell                                      (Principal Accounting Officer)


     /s/ William P. Boardman                                  Director
--------------------------------------------
     William P. Boardman


     /s/ James D. Dixon                                       Director
--------------------------------------------
     James D. Dixon


     /s/ Henry C. Duques                                      Director
--------------------------------------------
     Henry C. Duques


     /s/ Mark A. Johnson                                      Director
--------------------------------------------
     Mark A. Johnson


     /s/ Lewis C. Levin                                                                Director
--------------------------------------------
     Lewis C. Levin


     /s/ Eugene F. Quinn                                                               Director
--------------------------------------------
     Eugene F. Quinn


     /s/ Jeffrey M. Wilkins                                                            Director
--------------------------------------------
     Jeffrey M. Wilkins
